UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4007

Smith Barney Small Cap Growth Opportunities Fund

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31
Date of reporting period: October 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
SMALL CAP GROWTH
OPPORTUNITIES FUND

ANNUAL REPORT   |   OCTOBER 31, 2004

Your Serious Money. Professionally Managed.®is a registered service mark of Citigroup Global Markets Inc.

N O T F D I C I N S U R E D • N O T B A N K G U A R A N T E E D • M A Y L O S E V A L U E

Annual Report • October 31, 2004 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND

TEAM MANAGED

A team of individuals employed by the manager now manages the day-to-day operations of the Fund.

FUND OBJECTIVE

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal. The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets in equity securities of U.S. small cap companies with small market capitalizations and related investments. In selecting investments, the manager looks for issuers that have a predictable, growing demand for their products or services, and issuers with a dominant position in a niche market or whose customers are very large corporations.

What’s Inside

Letter From the Chairman	1

Manager Overview	3

Fund at a Glance	5

Fund Expenses	6

Fund Performance	8

Historical Performance.	9

Schedule of Investments	10

Statement of Assets and Liabilities.	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	30

Additional Information	31

Important Tax Information.	35

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

Stock prices collectively advanced over the 12 months ending October 31, 2004, although performance varied sharply among sectors and investment styles.The equity market also shifted gears during the period due to investors’ reaction to mixed signals about the economy.

Last fall, stocks continued to rise as many geopolitical concerns began to ease, and a spate of mortgage refinancings freed up investable cash for investors. Despite positive corporate earnings results, stocks traded in a narrow range during the first quarter of this year due to concerns about anemic job growth. During this time, the economy grew at a moderate pace,[i] albeit at significantly stronger levels than during the first half of 2003.

In the spring, the economic recovery became broader based as labor market growth improved dramatically in March and April, although signs suggested a pickup in inflation in the spring as well. As widely anticipated, the Federal Reserve Board (“Fed”)ii proceeded to push short-term interest rates higher, marking its first hike in four years.The Fed raised its target for the closely watched federal funds rateiii by 0.25% on three occasions during the reporting period, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10th after the fund’s reporting period had ended. Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

As the period came to a close, inflation figures were benign while labor market growth, which had tapered off during the summer, exceeded consensus estimates for October. Crude oil prices, which had risen to record highs in the third quarter, when coupled with investors’ reaction to terrorism concerns, weakened investor sentiment toward the equity markets. However, reports of a pullback in oil prices and strong third-quarter corporate profits gave stock prices a boost in the final month of the period.

Over the past 12 months, stocks of small- and mid-capitalization companies continued to outperform large-caps in general.Value-oriented stocks handily outpaced growth-oriented stocks. International stock markets beat out the broad domestic U.S. market by a wide margin.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators.The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects.The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

1 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets.We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2004

2 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

M A N A G E R   O V E R V I E W

Special Shareholder Notice

Effective December 1, 2004,Vincent Gao, CFA is primarily responsible for overseeing the day-to-day operation of Smith Barney Small Cap Growth Opportunities Fund and has the ultimate authority to make portfolio decisions. Mr. Gao works with a team of sector analysts who are responsible for stock selection in one or more industries. Mr. Gao is an Executive Vice President of the Company and a Director of Salomon Brothers Asset Management. Mr. Gao has over 9 years of investment management experience and has been employed by Citigroup Asset Management since 1999.

Market Overview

Economic growth contributed to stronger corporate earnings and positive equity market performance during the 12 months ending October 31, 2004. However, investor concerns regarding the prospects for higher interest rates, high oil prices, combined with uncertainties relating to the U.S. presidential elections during the period, constrained the stock market’s appreciation.

Overall, both large- and small-capitalization stocks rose during the period with the large-cap S&P 500 Indexiv returning 9.41% and the small-cap Russell 2000 Indexv returning 11.73% . Among small-cap equities, value stocks outperformed growth stocks as reflected by the performance of the Russell 2000 Value Indexvi, which returned 17.99%, versus the Russell 2000 Growth Index,vii which returned 5.53% . Strength was broadly based within the Russell 2000 Growth Index, with eight out of ten sectors generating positive returns.The strongest performance came from the energy, materials and industrials sectors. In contrast, the technology and utilities sectors generated negative returns.

PERFORMANCE SNAPSHOT AS OF OCTOBER 31, 2004 (excluding sales charges)

	6 Months	12 Months

Class A Shares—
Small Cap Growth
Opportunities Fund	3.43%	10.18%

Russell 2000
Growth Index	1.46%	5.53%

Lipper Small-Cap
Core Funds
Category Average	4.42%	12.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 3.10% and Class C shares returned 3.04% and Class Y shares returned 3.58% over the six months ended October 31, 2004. Excluding sales charges, Class B shares returned 9.33% and Class C shares returned 9.33% and Class Y shares returned 10.44% over the twelve months ended October 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004, calculated among the 583 funds for the six-month period and among the 550 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

3 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Performance Review

For the 12 months ended October 31, 2004, Class A shares of the Smith Barney Small Cap Growth Opportunities Fund, excluding sales charges, returned 10.18% .These shares outperformed the fund’s unmanaged benchmark, the Russell 2000 Growth Index, which returned 5.53% for the same period.They underperformed the Lipper small-cap core funds category average,viii which was 12.93% .

The Fund’s outperformance relative to the benchmark was driven by strong stock selection in the information technology sector.The favorable results generated in this sector exceeded the detracting results of weak stock selection in the energy sector and an underweight position in the industrials sector. Individual stocks that were the greatest contributors to performance were McAfee Inc., a supplier of computer security solutions, CSG Systems International, Inc., a global company engaged in next-generation billing and customer care solutions and Dade Behring Holdings, Inc., a manufacturer and distributor of in vitro diagnostics products and services.The largest detractors from performance included NPS Pharmaceuticals Inc., a biopharmaceutical company, Electronics for Imaging, Inc., a provider of digital imaging and print management solutions and Cray Inc., a developer of high-performance computer systems.With the exception of Cray Inc., which was sold off during the period, the fund maintained its positions in all of these stocks at the close of the period.

Thank you for your investment in the Smith Barney Small Cap Growth Opportunities Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Small Cap Portfolio Management Team

December 1, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the fund’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Advanced Medicals Optics, Inc. (2.7%), Tekelec (2.6%), Transkaryotic Therapies, Inc. (2.4%), R.H. Donnelley Corp. (2.3%), Nektar Therapeutics (2.3%), Borland Software Corp. (2.0%), Electronics for Imaging, Inc. (1.8%), RADWARE Ltd. (1.6%), McAfee Inc. (1.6%), Zarlink Semiconductor (1.6%) . Please refer to pages 10 through 15 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings as of October 31, 2004 (as a % of net assets) were: Information Technology (33.1%); Healthcare (20.4%); Consumer Discretionary (13.8%); Financials (9.7%); Energy (5.0%) . The fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that small-capitalization company stocks may be more volatile than large capitalization stocks. The fund is subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

v	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

vii	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 550 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

4 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

5 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	3.43%	$1,000.00	$1,034.30	1.31%	$6.70

Class B	3.10	1,000.00	1,031.00	2.05	10.47

Class C(4)	3.04	1,000.00	1,030.40	2.05	10.46

Class Y	3.58	1,000.00	1,035.80	1.06	5.42

(1)	For the six months ended October 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary waiver) are equal to each Class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

6 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,018.55	1.31%	$6.65

Class B	5.00	1,000.00	1,014.83	2.05	10.38

Class C(3)	5.00	1,000.00	1,014.83	2.05	10.38

Class Y	5.00	1,000.00	1,019.81	1.06	5.38

(1)	For the six months ended October 31, 2004.

(2)	Expenses (net of voluntary waiver) are equal to each class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

7 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C(2)	Class Y

Twelve Months Ended 10/31/04	10.18%	9.33%	9.33%	10.44%

Five Years Ended 10/31/04	5.24	4.46	—	—

Inception* through 10/31/04	13.15	5.93	(4.63)	32.78

	With Sales Charges(3)

	Class A	Class B	Class C(2)	Class Y

Twelve Months Ended 10/31/04	4.69%	4.33%	8.33%	10.44%

Five Years Ended 10/31/04	4.16	4.31	—	—

Inception* through 10/31/04	12.53	5.93	(4.63)	32.78

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class A (Inception* through 10/31/04)	217.99%

Class B (Inception* through 10/31/04)	39.87

Class C(2) (Inception* through 10/31/04)	(17.68)

Class Y (Inception* through 10/31/04)	55.46

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception dates for Class A, B, C, and Y shares are June 21, 1995, January 4, 1999, September 22, 2000 and April 11, 2003, respectively.

8 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Small Cap Growth Opportunities Fund vs. Russell 2000 Growth Index

October 1994 — October 2004

†

Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1994, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The Russell 2000 Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and lower forecasted growth values. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Schedule of Investments	October 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK—95.4%
CONSUMER DISCRETIONARY — 13.8%
Distributors — 0.4%
10,100	Beacon Roofing Supply, Inc. (a)	$189,375

Hotels, Restaurants & Leisure — 2.7%
18,000	Applebee’s International, Inc.	411,660
8,830	CBRL Group, Inc.	320,176
8,931	Station Casinos, Inc.	455,034

		1,186,870

Household Durables — 0.4%
6,900	Helen of Troy Ltd. (a)	183,195

Internet & Catalog Retail — 0.3%
8,220	Insight Enterprises, Inc. (a)	152,522

Leisure Equipment & Products — 1.1%
20,980	Marvel Enterprises, Inc. (a)	323,092
5,000	SCP Pool Corp.	145,950

		469,042

Media — 4.6%
3,600	Carmike Cinemas, Inc.	128,880
12,220	Citadel Broadcasting Co. (a)	177,801
6,100	DreamWorks Animation SKG, Inc. (a)	238,205
12,380	ProQuest Co. (a)	322,623
19,400	R.H. Donnelley Corp. (a)	1,052,450
18,672	UnitedGlobalCom, Inc. - Class A shares (a)	139,666

		2,059,625

Specialty Retail — 3.6%
15,800	CSK Auto Corp. (a)	231,312
14,200	Linens ‘n Things, Inc. (a)	341,936
1,250	Regis Corp.	53,500
16,910	The Sports Authority, Inc. (a)	408,884
6,800	Tractor Supply Co. (a)	246,704
13,600	West Marine, Inc. (a)	333,609

		1,615,945

Textiles & Apparel — 0.7%
8,840	Reebok Internationl Ltd.	327,080

	TOTAL CONSUMER DISCRETIONARY	6,183,654

CONSUMER STAPLES — 1.2%
Food & Drug Retailing — 0.8%
9,400	Performance Food Group Co. (a)	218,644
23,100	Wild Oats Markets, Inc. (a)	140,448

		359,092

Food Products — 0.4%
11,820	Hain Celestial Group, Inc. (a)	191,248

	TOTAL CONSUMER STAPLES	550,340

See Notes to Financial Statements.

10 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

ENERGY — 5.0%
Energy Equipment & Services — 2.3%
18,630	Key Energy Services, Inc. (a)	$214,245
22,260	Pride International, Inc. (a)	411,365
11,720	Rowan Companies, Inc. (a)	299,211
7,400	Superior Energy Services, Inc. (a)	95,386

		1,020,207

Oil & Gas — 2.7%
5,180	Forest Oil Corp. (a)	157,990
14,440	Patina Oil & Gas Corp.	412,984
27,200	Pioneer Drillin Co., Ltd. (a)	220,048
17,030	Plains Exploration & Production Co. (a)	425,750

		1,216,772

	TOTAL ENERGY	2,236,979

FINANCIALS — 9.7%
Banks — 4.6%
3,200	Banknorth Group, Inc.	112,864
1,400	City National Corp.	96,460
10,340	Cullen Frost Bankers, Inc.	506,660
4,760	Downey Financial Corp.	263,038
7,340	East West Bancorp, Inc.	293,894
2,930	Investors Financial Services Corp.	112,776
3,231	UCBH Holdings, Inc.	139,224
9,300	Westamerica Bancorp.	531,867

		2,056,783

Diversified Financials — 0.6%
4,605	Affiliated Managers Group, Inc. (a) (b)	257,143

Insurance — 1.6%

2,940	Aspen Insurance Holdings Ltd.	67,620
8,800	IPC Holdings, Ltd. (b)	356,048
3,600	PartnerRe Ltd.	209,340
3,262	Platinum Underwriters Holdings, Ltd.	95,413

		728,421

Real Estate — 2.9%
3,412	Alexandria Real Estate Equities, Inc.	225,363
17,420	American Financial Realty Trust	256,074
6,060	Ashford Hospitality Trust	58,721
3,200	BioMed Realty Trust, Inc.	58,176
746	CenterPoint Properties Trust	34,540
5,284	Cousins Properties, Inc.	196,670
3,900	Gramercy Capital Corp. (a)	63,570
7,897	PS Business Parks, Inc.	346,836
3,546	United Dominion Realty Trust, Inc.	74,750

		1,314,700

	TOTAL FINANCIALS	4,357,047

See Notes to Financial Statements.

11 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

SHARES	SECURITY	VALUE

HEALTHCARE — 20.4%
Biotechnology — 9.4%
23,050	BioMarin Pharmaceutical Inc. (a)	$95,196
13,600	Guilford Pharmaceuticals Inc. (a)	61,472
26,656	Ista Pharmaceuticals, Inc. (a)	260,962
25,200	InterMune Inc. (a)	326,844
11,500	Medarex, Inc. (a)	87,515
35,680	NPS Pharmaceuticals Inc. (a)	609,414
71,000	Nektar Therapeutics (a)	1,023,110
63,000	Transkaryotic Therapies, Inc. (a)	1,090,530
21,100	United Therapeutics Corp. (a)	659,586

		4,214,629

HealthCare Equipment & Supplies — 7.4%
30,840	Advanced Medical Optics, Inc. (a)	1,205,844
22,620	Cytyc Corp. (a)	590,156
40,090	DJ Orthopedics Inc. (a)	683,534
3,000	Dade Behring Holdings, Inc. (a)	168,870
25,700	Kyphon Inc. (a)	645,584

		3,293,988

HealthCare Providers & Services — 3.5%
24,600	Apria Healthcare Group Inc. (a)	673,056
6,200	LifePoint Hospitals, Inc. (a)	201,004
16,900	PacifiCare Health Systems, Inc. (a)	601,978
4,900	WellCare Health Plans Inc. (a)	112,210

		1,588,248

Specialty Pharmaceuticals — 0.1%
6,600	Isolagen Inc. (a)	44,946

	TOTAL HEALTHCARE	9,141,811

INDUSTRIALS — 3.8%
Construction & Engineering — 1.3%
13,950	Chicago Bridge & Iron Co. N.V. - NY shares	431,752
15,200	KFx Inc. (a)	141,968

		573,720

Machinery — 1.0%
12,666	AGCO Corp. (a)	245,974
13,200	Stewart & Stevenson Services, Inc.	224,400

		470,374

Trading Companies & Distributors — 1.5%
19,140	MSC Industrial Direct Co., Inc. - Class A shares	653,440

	TOTAL INDUSTRIALS	1,697,534

See Notes to Financial Statements.

12 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 33.2%
Communications Equipment — 7.7%
299,260	ADC Telecommunications, Inc. (a)	$661,365
98,820	Arris Group Inc. (a)	459,513
14,068	Avocent Corp. (a)	500,821
54,140	Foundry Networks, Inc. (a)	656,718
700	Polycom, Inc. (a)	14,455
51,383	Tekelec (a)	1,146,868

		3,439,740

Computers & Peripherals — 4.5%
73,170	ActivCard Corp. (a)	584,628
62,160	Adaptec, Inc. (a)	484,848
45,800	Eletronics for Imaging, Inc. (a)	826,232
23,600	Innovex, Inc. (a)	113,280

		2,008,988

Electronic Equipment & Instruments — 1.8%
13,090	Benchmark Electronics, Inc. (a)	444,667
27,625	Plexus Corp. (a)	342,274

		786,941

Internet Software & Services — 6.0%
36,070	Digitas Inc. (a)	324,630
500	eLong Inc. (a)	6,800
12,900	FileNET Corp. (a)	359,007
30,300	McAfee Inc. (a)	733,260
17,781	Netegrity, Inc. (a)	189,368
29,830	RADWARE Ltd. (a)	736,801
11,500	Sohu.com Inc. (a)	192,625
7,100	WebEx Communications, Inc. (a)	156,200

		2,698,691

IT Consulting & Services — 2.0%
28,700	CSG Systems International, Inc. (a)	482,447
30,400	Ness Technologies Inc. (a)	401,888

		884,335

Semiconductor Equipment & Products — 3.9%
31,900	ChipMOS TECHNOLOGIES LTD. (a)	216,601
3,300	Integrated Circuit Systems, Inc. (a)	74,415
8,000	Photronics, Inc. (a)	140,400
48,400	RF Micro Devices, Inc. (a)	315,084
21,100	Trident Microsystems, Inc. (a)	278,309
252,400	Zarlink Semiconductor Inc. (a)	706,720

		1,731,529

See Notes to Financial Statements.

13 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

SHARES	SECURITY	VALUE

Software — 7.3%
89,690	Borland Software Corp. (a)	$918,426
33,600	Informatica Corp. (a)	262,416
8,500	JDA Software Group, Inc. (a)	95,455
30,100	NetIQ Corp. (a)	381,668
47,312	Novell, Inc. (a)	340,173
6,800	PalmSource, Inc. (a)	152,456
18,600	SkillSoft PLC (a)	127,410
16,900	THQ Inc. (a)	319,410
71,837	TIBCO Software Inc. (a)	698,256

		3,295,670

	TOTAL INFORMATION TECHNOLOGY	14,845,894

MATERIALS — 3.8%
Chemicals — 2.5%
5,800	Cytec Industries Inc.	269,758
9,800	Georgia Gulf Corp.	443,646
4,010	Minerals Technologies Inc.	241,001
3,510	The Valspar Corp.	163,776

		1,118,181

Metals & Mining — 1.3%
12,170	Apex Silver Mines Ltd. (a)	228,309
17,330	Compass Minerals International, Inc.	371,209

		599,518

	TOTAL MATERIALS	1,717,699

TELECOMMUNICATION SERVICES — 3.6%
Diversified Telecommunication Services — 1.9%
69,470	Cincinnati Bell Inc. (a)	236,893
32,100	Citizens Communications Co.	430,140
4,400	Commonwealth Telephone Enterprises, Inc. (a)	200,772

		867,805

Wireless Telecommunication Services — 1.7%
9,400	Nextel Partners, Inc. - Class A shares (a)	158,296
11,510	SpectraSite, Inc. (a)	590,463

		748,759

	TOTAL TELECOMMUNICATION SERVICES	1,616,564

UTILITIES — 0.9%
Gas Utilities — 0.9%
18,856	Southern Union Co. (a)	414,266

	TOTAL COMMON STOCKS
	(Cost — $39,909,071)	42,761,788

See Notes to Financial Statements.

14 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

FACE
AMOUNT	SECURITY	VALUE

REPURCHASE AGREEMENT — 10.4%
$4,641,000	UBS Warburg Securities LLC dated 10/29/04, 1.82% due 11/1/04; proceeds at maturity $4,641,704
	(Fully collateralized by Freddie Mac Notes, 6.00% due 6/15/11 valued at $4,734,331)
	(Cost — $4,641,000)	$4,641,000

	TOTAL INVESTMENTS — 105.8%
	(Cost — $44,550,071*)	47,402,788
	Liabilities in Excess of Other Assets — (5.8)%	(2,578,248)

	TOTAL NET ASSETS — 100.0%	$44,824,540

(a)	Non-income producing security.
(b)	Security is segregated and/or held as collateral for open futures contracts.
*	Aggregate cost for federal income tax purpose is $44,590,569.

See Notes to Financial Statements.

15 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Statement of Assets and Liabilities	October 31, 2004

ASSETS:
Investments, at value (Cost — $39,909,071)	$42,761,788
Repurchase agreement at value (Cost — $4,641,000)	4,641,000
Cash	981
Receivable for investments sold	487,189
Receivable for shares of beneficial interest sold	45,866
Dividends and interest receivable	5,199
Prepaid expenses	14,311

Total Assets	47,956,334

LIABILITIES:
Payable for investments purchased	2,799,501
Payable for shares of beneficial interest repurchased	171,140
Management fees payable (Note 2)	27,304
Distribution/Service fees payable (Note 4)	18,302
Payable from broker — variation margin	500
Accrued expenses	115,047

Total Liabilities	3,131,794

Total Net Assets	$44,824,540

NET ASSETS:
Par value of shares of beneficial interest ($0.00001 par value, unlimited shares authorized)	$23
Capital paid in excess of par value	38,592,174
Accumulated net realized gain from investment transactions and futures contracts	3,364,988
Net unrealized appreciation of investments and futures contracts	2,867,355

Total Net Assets	$44,824,540

Computation of
Class A Shares:
Net Asset Value per share ($24,504,771 ÷ 1,251,797 shares outstanding)	$19.58
Offering Price per share ($19.58 ÷ 0.95)	20.61	*

Class B Shares:
Net Asset Value per share and offering price ($2,969,985 ÷ 159,457 shares outstanding)	$18.63	**

Class C Shares†:
Net Asset Value per share and offering price ($13,452,593 ÷ 708,639 shares outstanding)	$18.98	**

Class Y Shares:
Net Asset Value per share and offering price ($3,897,191 ÷ 198,143 shares outstanding)	$19.67

*	Based upon single purchases of less than $25,000.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

See Notes to Financial Statements.

16 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Statement of Operations	For the Year Ended October 31, 2004

INVESTMENT INCOME:
Dividend	$306,639
Interest	40,002
Less: Foreign taxes withheld	(270)

Total Investment Income	346,371

EXPENSES:
Management fee (Note 2)	383,582
Distribution/Service fees (Note 4)	170,730
Transfer agency services (Note 4)	70,008
Custody and fund accounting fees	62,350
Shareholder communications	56,224
Legal fees	39,679
Audit fees	32,500
Blue sky fees	18,673
Trustees’ fees	2,699
Other	24,087

Total Expenses	860,532
Less: Aggregate amount waived by the Manager (Note 2 and Note 9)	(286,860)

Net Expenses	573,672

Net Investment Loss	(227,301)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 and 3):
Net realized gain from:
Investment transactions	2,968,765
Futures contracts	221,525
Net realized and unrealized losses on investments related to prospectus restrictions
and related reimbursement of losses from Manager (Note 11)	(42,875)
Net increase in unrealized appreciation on investments and futures contracts	200,110

Net Gain From Investments	3,347,525

Increase in Net Assets From Operations	$3,120,224

See Notes to Financial Statements.

17 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended October 31,

	2004	2003

OPERATIONS:
Net investment loss	$(227,301)	$(148,607)
Net realized gain (loss)	3,190,290	(430,690)
Net increase (decrease) in unrealized appreciation	200,110	7,329,176
Net realized and unrealized gain on investments related to prospectus restrictions	(42,875)	450,862

Net Increase in Net Assets From Operations	3,120,224	7,200,741

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net realized gain	(575,253)

Decrease in Net Assets From Distributions to Shareholders	(575,253)	—

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
Net proceeds from sale of shares	25,612,610	11,439,270
Net asset value of shares issued for reinvestment of dividends	531,939	—
Cost of shares repurchased	(12,373,250)	(9,613,560)

Increase in Net Assets From Transactions in Shares of Beneficial Interest	13,771,299	1,825,710

Increase in Net Assets	16,316,270	9,026,451

NET ASSETS:
Beginning of year	28,508,270	19,481,819

End of year	$44,824,540	$28,508,270

See Notes to Financial Statements.

18 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares	2004 (1)	2003 (1)	2002	2001		2000

Net Asset Value, Beginning of Year	$18.09	$13.17	$16.13	$31.06		$21.44

Income (Loss) From Operations:
Net investment loss	(0.08)	(0.08)	(0.09)	(0.11)		(0.53)
Net realized and unrealized gain (loss)	1.91	5.00	(2.87)	(7.43)		10.15

Total Income (Loss) From Operations	1.83	4.92	(2.96)	(7.54)		9.62

Less Distributions From:
Net realized gain	(0.34)	—	—	(7.39)		—

Total Distributions	(0.34)	—	—	(7.39)		—

Net Asset Value, End of Year	$19.58	$18.09	$13.17	$16.13		$31.06

Total Return(2)	10.18%‡	37.36%‡	(18.35)%	(27.89)%		44.87%

Net Assets, End of Year (000s)	$24,505	$21,581	$16,608	$21,529		$30,717

Ratios to Average Net Assets:
Expenses(3)	1.34%	1.35%	1.35%	1.35	%(4)	1.35	%(4)
Net investment loss	(0.41)	(0.57)	(0.56)	(0.60)		(0.82)

Portfolio Turnover Rate	129%	141%	21%	57%		81%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 2.04%, 2.68%, 2.93%, 2.61% and 2.18%, respectively.

(4)	Includes the Fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.
‡	(0.10)% and 2.16% of Class A’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund. (See Note 11 to the financial statements.)

See Notes to Financial Statements.

19 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares	2004 (1)	2003 (1)	2002	2001		2000

Net Asset Value, Beginning of Year	$17.36	$12.73	$15.71	$30.65		$21.31

Income (Loss) From Operations:
Net investment loss	(0.21)	(0.19)	(0.20)	(0.21)		(0.48)
Net realized and unrealized gain (loss)	1.82	4.82	(2.78)	(7.34)		9.82

Total Income (Loss) From Operations	1.61	4.63	(2.98)	(7.55)		9.34

Less Distributions From:
Net realized gain	(0.34)	—	—	(7.39)		—

Total Distributions	(0.34)	—	—	(7.39)		—

Net Asset Value, End of Year	$18.63	$17.36	$12.73	$15.71		$30.65

Total Return(2)	9.33%‡	36.37%‡	(18.97)%	(28.42)%		43.78%

Net Assets, End of Year (000s)	$2,970	$2,726	$1,562	$1,730		$1,743

Ratios to Average Net Assets:
Expenses(3)	2.09%	2.10%	2.10%	2.10	%(4)	2.10	%(4)
Net investment loss	(1.16)	(1.34)	(1.30)	(1.36)		(1.55)

Portfolio Turnover Rate	129%	141%	21%	57%		81%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 2.78%, 3.43%, 3.68%, 3.61% and 2.93%, respectively.

(4)	Includes the Fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.
‡	(0.11)% and 2.23% of Class B’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund. (See Note 11 to the financial statements.)

See Notes to Financial Statements.

20 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2004 (2)	2003 (2)	2002	2001		2000 (2)(3)

Net Asset Value, Beginning of Year	$17.68	$12.97	$16.00	$31.06		$32.62

Income (Loss) From Operations:
Net investment loss	(0.21)	(0.19)	(0.12)	(0.15)		(0.07)
Net realized and unrealized gain (loss)	1.85	4.90	(2.91)	(7.52)		(1.49)

Total Income (Loss) From Operations	1.64	4.71	(3.03)	(7.67)		(1.56)

Less Distributions From:
Net realized gain	(0.34)	—	—	(7.39)		—

Total Distributions	(0.34)	—	—	(7.39)		—

Net Asset Value, End of Year	$18.98	$17.68	$12.97	$16.00		$31.06

Total Return(4)	9.33%‡	36.31%‡	(18.94)%	(28.39)%		(4.78	)%**

Net Assets, End of Year (000s)	$13,453	$3,281	$1,312	$523		$19

Ratios to Average Net Assets:
Expenses(5)	2.08%	2.10%	2.10%	2.10	%(6)	2.10	%(6)*
Net investment loss	(1.12)	(1.34)	(1.22)	(1.37)		(1.91	)*

Portfolio Turnover Rate	129%	141%	21%	57%		81%

(1)	Effective April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period September 22, 2000 (inception date) to October 31, 2000.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and the period ended October 31, 2000. If such fees were not waived, the actual annualized expense ratios would have been 3.13%, 3.43%, 3.68%, 4.16% and 2.93%, respectively.

(6)	Includes the Fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.
‡	(0.10)% and 2.19% of Class C’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund. (See Note 11 to the financial statements.)

*	Annualized
**	Not Annualized

See Notes to Financial Statements.

21 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class Y Shares	2004 (1)	2003 (1)(2)

Net Asset Value, Beginning of Year	$18.13	$12.88

Income From Operations:
Net investment loss	(0.02)	(0.03)
Net realized and unrealized gain	1.90	5.28

Total Income From Operations	1.88	5.25

Less Distributions From:
Net realized gain	(0.34)	—

Total Distributions	(0.34)	—

Net Asset Value, End of Year	$19.67	$18.13

Total Return(3)	10.44%‡	40.76	%**‡

Net Assets, End of Year (000s)	$3,897	$920

Ratios to Average Net Assets:
Expenses(4)	1.08%	1.08	%*
Net investment loss	(0.12)%	(0.51	)%*

Portfolio Turnover Rate	129%	141%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period April 11, 2003 (inception date) to October 31, 2003.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The Manager waived a portion of its fees for the year ended October 31, 2004, and the period ended October 31, 2003. If such fees were not waived, the actual annualized expense ratios would have been 1.68% and 2.41%, respectively.

‡	(0.10)% and 2.21% of Class Y’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund. (See Note 11 to the financial statements.)

*	Annualized
**	Not Annualized

See Notes to Financial Statements.

22 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney Small Cap Growth Opportunities Fund (the “Fund”) is a separate diversified series of Smith Barney Trust II (the “Trust”), a Massachusetts business trust.The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The following are significant accounting policies consistently followed by the Fund.These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest.To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin.Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

23 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Notes to Financial Statements (continued)

(e) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually.The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(f) Class Accounting. Class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(g) Federal Income and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year.Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $227,301 has been reclassified between accumulated net realized gain from investment transactions and futures contracts and accumulated net investment loss as a result of permanent differences attributable to a tax net operating loss and distributions from Real Estate Investment Trusts treated as long term capital gains for tax purposes.This reclassification has no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund.Through August 31, 2004, the Fund pays SBFM a management fee calculated at an annual rate of 1.10% of the Fund’s average daily net assets. Effective September 1, 2004 the investment management agreement was amended and the management fee was reduced to an annual rate of 0.75% of the Fund’s average daily net assets.The management fee is calculated daily and paid monthly. During the year ended October 31, 2004, SBFM waived a portion of its management fee in the amount of $286,860 of which $4,958 represents the resolution of the matter noted in Note 9 and $281,902 represents a voluntary waiver of management fees.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2004, the Fund paid transfer agent fees of $78,933 to CTB.

Citigroup Global Markets Inc. (“CGM”) another subsidiary of Citigroup, acts as the Fund’s distributor.

Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum initial sales charge of 5.00% for Class A shares.There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment.This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.These purchases do not incur an initial sales charge.

For the year ended October 31, 2004, CGM and its affiliates received sales charges of approximately $23,000, $0 and $4,000 on sales of the Fund’s Class A, B and C shares, respectively. In addition, for the year ended October 31, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$ 0	$ 4,000	$ 0

For the year ended October 31, 2004, CGM and its affiliates received brokerage commissions of $65.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

24 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Notes to Financial Statements (continued)

During the year ended October 31, 2004, Citigroup, or affiliated entities, held shares of the Fund in non-discretionary nominee accounts on behalf of certain non-affiliated investors.

3. Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$57,739,803

Sales	44,156,250

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,038,889
Gross unrealized depreciation	(2,226,670)

Net unrealized appreciation	$2,812,219

Futures contracts which were open at October 31, 2004 are as follows:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Buy	Contracts	Date	Value	Value	Gain/(Loss)

Russell 2000 Index	2	12/04	$569,862	$584,500	$14,638

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a distribution/service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% , 1.00% and 1.00% of the average daily net assets of each respective class. For the year ended October 31, 2004, total Rule 12b-1 Distribution/Service fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Distribution/Service Fees	$58,159	$29,183	$83,388

For the year ended October 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y

Transfer Agency Service Expenses	$28,776	$3,267	$37,927	$38

5. Distributions Paid to Shareholders by Class

	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

Net Realized Gain
Class A	$412,722	$—
Class B	54,574	—
Class C	83,427	—
Class Y	24,530	—

Total	$575,253	$—

25 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At October 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses as described in Note 4.

Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	October 31, 2004		October 31, 2003

	Shares	Amount	Shares	Amount

Class A
Shares sold	457,394	$8,789,681	521,588	$7,825,518
Shares issued on reinvestment	19,791	377,218	—	—
Shares repurchased	(418,136)	(8,001,176)	(589,462)	(8,784,571)

Net Increase (Decrease)	59,049	$1,165,723	(67,874)	(959,053)

Class B
Shares sold	38,286	$709,136	49,308	725,409
Shares issued on reinvestment	2,820	51,465	—	—
Shares repurchased	(38,722)	(704,295)	(14,915)	(212,066)

Net Increase	2,384	$56,306	34,393	513,343

Class C*
Shares sold	690,236	$12,750,095	129,456	$2,079,511
Shares issued on reinvestment	4,237	78,815	—	—
Shares repurchased	(171,380)	(3,131,916)	(45,016)	(616,923)

Net Increase	523,093	$9,696,994	84,440	$1,462,588

Class Y**
Shares sold	174,872	$3,363,698	50,724	808,832
Shares issued on reinvestment	1,279	24,441	—	—
Shares repurchased	(28,732)	(535,863)	—	—

Net Increase	147,419	$2,852,276	50,724	808,832

*	On April 29, 2004, Class L shares were renamed as Class C shares.

**	April 11, 2003 (Commencement of Operations).

26 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2004	2003

Distributions paid from:
Net Long-term Capital Gains	$575,253	$0

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,033,634
Undistributed long-term capital gains — net	386,490

Total undistributed earnings	$3,420,124
Other book/tax temporary differences	(14,638	)*
Unrealized appreciation/(depreciation)	2,826,857	**

Total accumulated earnings/(losses) — net	$6,232,343

*	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) certain futures contracts.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax cost basis on Real Estate Investment Trusts, and the difference between book and tax recognition of gains (losses) on distributed property from a partnership interest.

8.Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003).Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan.The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded.Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees elected to receive a lump sum payment under the Plan during this period.The Fund’s allocable share of the expenses of the Plan for the year ended October 31, 2004 and the related liability at October 31, 2004 were not material.

9. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM;Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate.The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made

27 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Notes to Financial Statements (continued)

by the subcontractor to a CAM affiliate. CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff.Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

10. Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions.The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct.The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action.While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

11. Prospectus Restriction

The Fund has an investment policy of investing at least 80% of its net assets in equity securities of small cap companies and related investments.The Fund considers small cap companies to be those with market capitalizations within the range of the market capitalizations of the companies in the Russell 2000 Index (“Index”) at the time of investment. Subsequent to a reconstitution of the Russell 2000 Index in July 2003, the Fund purchased securities of certain companies with market capitalizations that were no longer within of the range of those of the companies in the Index, resulting in less than 80% of the Fund’s net assets being invested in equity securities of small cap companies and related investments for a period of time.

28 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Notes to Financial Statements (continued)

For the year ended October 31, 2003, the net realized and unrealized gains on the investment in such securities in excess of the 20% of Fund net assets permitted by the investment policy were approximately $74,000 and $376,000, respectively.These items represented 2.16%, 2.23%, 2.19% and 2.21% for Class A, B, C and Y, respectively, of the total return of each share class.

During the year ended October 31, 2004, the Fund sold certain securities of issuers with market capitalizations outside of the range of those of the companies in the Index to achieve compliance with its investment policy.The net realized gain on such sales were approximately $304,000, and the decrease in unrealized appreciation on such securities was approximately $376,000. In addition, the Adviser reimbursed the Fund for losses on investments that were acquired in violation of its investment policy in the amount of $29,200; the amount of such losses attributable to the year ended October 31, 2003 was not material.These items represented (0.10)%, (0.11)%, (0.10)% and (0.10)% for Class A, B, C and Y, respectively of the total return of each share class.

29 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Smith Barney Trust II and Shareholders of Smith Barney Small Cap Growth Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Smith Barney Small Cap Growth Opportunities Fund (the “Fund”), a series of Smith Barney Trust II, at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2004

30 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Small Cap Growth Opportunities Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Number of
			Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Non-Interested Trustees:
Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	36	Board Member,
c/o R. Jay Gerken			Officer, Landmark City (real estate		American Identity
Citigroup Asset			development) (since 2002); Executive		Corp. (doing
Management (“CAM”)			Vice President and Chief Operations		business as
399 Park Avenue			Officer, DigiGym Systems (on-line		Morpheus
New York, NY 10022			personal training systems) (since 2001);		Technologies)
DOB: 4/30/43			Chief Executive Officer, Rocket City		(biometric
			Enterprises (internet service company)		information
			(from 2000 to 2001); Motorcity USA		management)
			(motorsport racing)(since 2004);		(since 2001;
			Consultant, Catalyst (consulting)		consultant since
			(since 1984).		1999); Director,
Lapoint Industries
(industrial filter
company) (since
2002); Director,
Alzheimer’s
Association (New England
Chapter)
(since 1998).

Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation (engineering)	31	Director, Temple-
c/o R. Jay Gerken			(since 1999); former Chief Executive Officer,		Inland (forest
CAM			Radian International LLC (engineering) (from		products) (since
399 Park Avenue			1996 to 1998), Member of Management		2003); American
New York, NY 10022			Committee, Signature Science (research		Electric Power
DOB: 7/20/37			and development) (since 2000).		(electric utility) (since
1999); Director,
Valero Energy
(petroleum refining)
(1999–2003); Director,
National Instruments
Corp. (technology) (since
1994).

A. Benton Cocanougher	Trustee	Since 2001	Interim Chancellor, Texas A&M University	31	Former Director,
c/o R. Jay Gerken			System (since 2003); former Special		Randall’s Food
CAM			Advisor to the President, Texas A&M		Markets,Inc. (from
399 Park Avenue			University (2002-2003); former Dean		1990 to 1999);
New York, NY 10022			Emeritus and Wiley Professor, Texas		former Director,
DOB: 7/6/38			A&M University (since 2001); former		First American Bank
			Dean and Professor of Marketing, College		and Savings Bank
			and Graduate School of Business of		(from 1994 to
			Texas A & M University (from 1987 to 2001).		1999).

31 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Number of
			Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Mark T. Finn	Trustee	Since 2001	Adjunct Professor, College of William &	36	None
c/o R. Jay Gerken			Mary (since 2002); Principal/Member,
CAM			Balvan Partners (investment manage-
399 Park Avenue			ment) (since 2002); Chairman, Chief
New York, NY 10022			Executive Officer and Owner, Vantage
DOB: 5/16/43			Consulting Group, Inc. (investment advisory
and consulting firm) (since 1988); former
Vice Chairman and Chief Operating Officer,
Lindner Asset Management Company
(mutual fund company) (1999 to 2001);
former President and Director, Delta
Financial, Inc. (investment advisory firm)
(from 1983 to 1999); former General
Partner and Shareholder, Greenwich
Ventures, LLC (investment partnership)
(1996 to 2001); former President,
Secretary and Owner, Phoenix Trading Co.
(commodity trading advisory firm)
(from 1997 to 2000).

Stephen Randolph Gross	Trustee	Since 2001	Partner, Capital Investment Advisory	31	Director, United
c/o R. Jay Gerken			Partners (consulting) (since January		Telesis, Inc. (tele-
CAM			2000); former Chief Operating Officer,		communications)
399 Park Avenue			General Media Communications		(since 1997);
New York, NY 10022			(from March 2003 to August 2003);		Director, eBank.
DOB: 10/8/47			former Managing Director, Fountainhead		com, Inc. (since
			Ventures, LLC (consulting) (from 1998 to		1997); Director,
			2002); former Secretary, Carint N.A.		Andersen Calhoun,
			(manufacturing) (1988-2002); former		Inc. (assisted living)
			Treasurer, Hank Aaron Enterprises (fast		(since 1987); former
			food franchise) (from 1985 to 2001);		Director, Charter
			Chairman, Gross, Collins PCHLB		Bank, Inc. (from
			(accounting firm) (since 1979); Treasurer,		1987 to 1997);
			Coventry Limited, Inc. (since 1985).		former Director, Yu
Save, Inc. (internet
company) (from 1998 to
2000); former Director,
Hotpalm, Inc. (wireless
applications) (from 1998
to 2000 ).

Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	36	None
c/o R. Jay Gerken			(since 1993).
CAM
399 Park Avenue
New York, NY 10022
DOB: 3/25/40

32 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Number of
			Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic Management	36	Director, Eclipse
c/o R. Jay Gerken			Advisors, LLC (investment consulting)		Funds (currently
CAM			(since 1990).		supervises 12
399 Park Avenue					investment
New York, NY10022					companies in fund
DOB: 8/12/51					complex) (since
1990 ).

Alan G. Merten	Trustee	Since 2001	President, George Mason University	31	Former Director,
c/o R. Jay Gerken			(since 1996).		Comshare, Inc.
CAM					(information
399 Park Avenue					technology) (from
New York, NY 10022					1985 to 2003);
DOB: 12/27/41					Director, Digital Net
Holdings, Inc. (since
2003 ).

R. Richardson Pettit	Trustee	Since 2001	Professor of Finance, University of Houston	31	None
c/o R. Jay Gerken			(from 1977 to 2002); independent
CAM			consultant (since 1984).
399 Park Avenue
New York, NY 10022
DOB: 7/6/42

Interested Trustee:
R. Jay Gerken, CFA*	Chairman,	Since 2002	Managing Director of Citigroup	221	N/A
CAM	President,		Global Markets (“CGM”) (since
399 Park Avenue	and Chief		1996); Chairman, President, and
New York, NY 10022	Executive		Chief Executive Officer of Smith
DOB: 4/5/51	Officer		Barney Fund Management LLC
(“SBFM”), Travelers Investment
Advisers, Inc. (“TIA”) and Citi Fund
Management Inc. (“CFM”); President
and Chief Executive Officer of certain
mutual funds associated with
Citigroup Inc. (“Citigroup”); formerly,
Portfolio Manager of Smith Barney
Allocation Series Inc. (from 1996 to
2001) and Smith Barney Growth and
Income Fund (from 1996 to 2000).
Officers:
Andrew B. Shoup	Senior Vice	Since 2003	Director of CAM; Chief Administrative	N/A	N/A
CAM	President and		Officer of mutual funds associated
125 Broad Street	Chief Adminis-		with Citigroup; Head of International
New York, NY 10004	trative Officer		Funds Administration of CAM (from
DOB: 8/1/56			2001 to 2003); Director of Global
Funds Administration of CAM (from
2000 to 2001); Head of U.S. Citibank
Funds Administration of CAM (from
1998 to 2000).

33 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Number of
			Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Frances M. Guggino	Chief Financial	Since 2004	Vice President of CGM; Chief	N/A	N/A
CAM	Officer and		Financial Officer and Treasurer
125 Broad Street	Treasurer		of certain mutual funds associated
New York, NY 10004			with Citigroup; Controller of certain
DOB: 9/8/57			mutual funds associated with
Citigroup (from 2002 to 2004).

Andrew Beagley	Chief Anti-	Since 2002	Director of CGM (since 2000);	N/A	N/A
CAM	Money		Director of Compliance, North
399 Park Avenue	Laundering		America, CAM (since 2000);
4th Floor	Compliance		Chief Anti-Money Laundering
New York, NY 10022	Officer		Compliance Officer, Chief
DOB: 10/9/62			Compliance Officer and Vice
	Chief	Since 2004	President of certain mutual
	Compliance		funds associated with Citigroup;
	Officer		Director of Compliance, Europe,
the Middle East and Africa,
Citigroup Asset Management
(from 1999 to 2000); Compliance
Officer, Salomon Brothers Asset
Management Limited, Smith Barney
Global Capital Management Inc.,
Salomon Brothers Asset
Management Asia Pacific
Limited (from 1997 to 1999).

Wendy S. Setnicka	Controller	Since 2004	Vice President of CGM; Controller	N/A	N/A
CAM			of certain mutual funds associated
125 Broad Street			with Citigroup; Assistant Controller
New York, NY 10004			of CAM (from 2002 to 2004).
DOB: 6/30/64

Robert I. Frenkel	Secretary	Since 2000	Managing Director and General	N/A	N/A
CAM	Chief	Since 2003	Counsel, Global Mutual Funds for
300 First Stamford Place	Legal		CAM (since 1994); Secretary of
Stamford, CT 06902	Officer		certain mutual funds associated
DOB: 12/12/54			with Citigroup; Chief Legal Officer
of mutual funds associated with
Citigroup Inc.

*	Mr. Gerken is an “interested person” of the fund as defined in the 1940 Act because he is an officer of certain affiliates of the Manager.

34 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2004:

Record Date:	12/26/2003
Payable Date:	12/30/2003
Long-term Capital Gain Distributions Paid	$0.343

Please retain this information for your records.

35 Smith Barney Small Cap Growth Opportunities Fund | 2004 Annual Report

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SMITH BARNEY
SMALL CAP GROWTH OPPORTUNITIES FUND

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Smith Barney Fund
Donald M. Carlton	Management LLC
A. Benton Cocanougher
Mark T. Finn	DISTRIBUTOR
R. Jay Gerken, CFA,	Citigroup Global Markets Inc.
Chairman*
Stephen Randolph Gross	CUSTODIAN
Diana R. Harrington	State Street Bank
Susan B. Kerley	& Trust Company
Alan G. Merten
R. Richardson Pettit	TRANSFER AGENT
Citicorp Trust Bank, fsb.
OFFICERS*	125 Broad Street, 11th Floor
R. Jay Gerken, CFA	New York, NY 10004
President and
Chief Executive Officer	SUB-TRANSFER AGENT
PFPC Inc.
Andrew B. Shoup	P.O. Box 9699
Senior Vice President and	Providence, RI 02940-9699
Chief Administrative Officer
INDEPENDENT REGISTERED
Frances M. Guggino	PUBLIC ACCOUNTING FIRM
Chief Financial Officer and	PricewaterhouseCoopers LLP
Treasurer	300 Madison Avenue
New York, NY 10017
Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer
*	Affiliated Person of
Investment Manager

Smith Barney Trust II

Smith Barney Small Cap Growth Opportunities Fund The Fund is a separate fund of Smith Barney Trust II, a Massachusetts business trust.

This report is submitted for general information of the shareholders of Smith Barney Trust II—Smith Barney Small Cap Growth Opportunities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY SMALL CAP
GROWTH OPPORTUNITIES FUND
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12- month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

	©2004 Citigroup Global Markets Inc. Member NASD, SIPC FD02663 12/04	04-7548

ITEM 2.		CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.		AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.		PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	(a)	Audit Fees for Smith Barney Small Cap Growth Opportunities Fund were $24,500 and $24,500 for the years ended 10/31/04 and 10/31/03, respectively.

	(b)	Audit-Related Fees for Smith Barney Small Cap Growth Opportunities Fund were $0 and $0 for the years ended 10/31/04 and 10/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 10/31/04 and 10/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Small Cap Growth Opportunities Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to October 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

	(c)	Tax Fees for Smith Barney Small Cap Growth Opportunities Fund were $4,000 and $4,000 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Small Cap Growth Opportunities Fund

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through October 31, 2004 that required pre-approval by the Audit Committee.

	(d)	There were no All Other Fees for Smith Barney Small Cap Growth Opportunities Fund for the years ended 10/31/04 and 10/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Smith Barney Small Cap Growth Opportunities Fund, requiring pre-approval by the Audit Committee for the period May 6, 2003 through October 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, were $790,000; all of which were pre-approved by the Audit Committee.

	(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such service s are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03. There were no Other Fees paid by the Smith Barney Small Cap Growth Opportunities Fund.

(f) N/A

(g) Non-audit fees billed by the Accountant for services rendered to Smith Barney Small Cap Growth Opportunities Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Small Cap Growth Opportunities Fund were $2.9 million and $6.4 million for the years ended 10/31/04 and 10/31/03.

(h) Yes. The Smith Barney Small Cap Growth Opportunities Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent registered public accounting firm's independence. All services provided by the Accountant to the Smith Barney Small Cap Growth Opportunities Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	.AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issue s, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The

Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manage r’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Small Cap Growth Opportunities Fund

By:	/s/ R. Jay Gerken

R. Jay Gerken Chief Executive Officer of Smith Barney Small Cap Growth Opportunities Fund

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of Smith Barney Small Cap Growth Opportunities Fund

Date:	January 6, 2005

By:	/s/ Frances M Guggino

(Frances M Guggino) Chief Financial Officer of Smith Barney Small Cap Growth Opportunities Fund

Date:	January 6, 2005